UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 04/30

Date of reporting period: 04/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Toreador Core Fund

ANNUAL REPORT

April 30, 2014

Fund Adviser:

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

Toll Free (800) 343-5902

Management’s Discussion & Analysis – (Unaudited)

For the year ended April 30, 2014, the Toreador Core Fund’s (“Fund”) retail shares returned 23.72% and the institutional shares returned 23.97% versus 20.81% for the Russell 1000 Index. During the year we realized the fruits of the position we established in the financial sector during 2012. We believed financials in general and the larger financial institutions in particular were significantly undervalued, and this year the market seemed to agree with us, as MetLife, one our largest holdings, contributed approximately 172 bps to the Fund’s performance.

At the expense of sounding like a broken record, our strategy consists of:

1.	Buying companies trading below our estimate of their intrinsic value;
2.	Avoiding wealth destroying management teams, and
3.	Investing across a broad range of economic sectors.

We continue to remain confident that such an approach leads to strong and sustainable returns that should achieve our goal of beating the total returns of the Russell 1000 Index over time.

That said, the current global investing environment continues to be very challenging. It seems as if the same worries apply now as this time last year – Europe and China, with the added twist of The Federal Reserve (“Fed”) moving away from the accommodative policy it has adopted since the start of the great recession. Two years ago it was Greece, last year it was Cyprus, and now the conflict between Russia and Ukraine puts a potential dark cloud on market returns into the near future, as a clear resolution to this conflict seems neither easy nor imminent. China seems to perpetually be ready to enter a phase of significantly reduced growth, but for the past three years continues to generate growth rates that meet or exceed expectations. Further, with the transition at The Fed from Bernanke to Yellen, markets seem a bit unsure how the new captain will steer the ship.

Our approach is to value the companies in our universe, and make relative value decisions regarding which stocks are likely to provide the most attractive future returns. For the past year, we did not share the commonly held view that equity markets were expensive, and we were rewarded for such a judgment. Today we continue to believe that equity markets are still not overvalued, but unlike last year, many stocks are overvalued, and thus greater market volatility is likely to result as the year unfolds. Unlike last year, with the financial sector, this year we do not see a particular sector as being significantly undervalued. Thus the portfolio is primarily sector neutral, with a tilt towards the financial sector, particularly a handful of names that we feel are still very attractive, as a legacy from the strong returns we experienced from this group in the last year. We will be looking to strategically trim from this group in the coming year if and when favorable opportunities in our opinion arise in the market. Another theme we are researching with possible ramifications for the portfolio is the pricing of high versus low quality stocks, as defined by leverage, return on investment, and profit volatility. Entering the past two years, low quality stocks have been very attractively priced compared to high quality stocks and since 2012, have outperformed. Our work is showing that these stocks are starting to trade at a premium to higher quality names and we may look to tilt the portfolio away from lower quality names to the relative safety of high quality should the price differential in our opinion get too far out of hand.

We consistently look to own 60 to 70 companies in the Fund, with concentrations in particular companies depending on the opportunity we estimate for future returns. Currently, we have a particularly heavy concentration in the finance sector. The Fund is approximately 32% invested in financial firms, relative to a

17% weight in the Russell 1000 Index. Continuing on a theme implemented last year, we have begun exploiting the excessive pessimism in the large-cap technology sector. In particular we believe that Intel is trading well below our estimate of its intrinsic value, and we have established a significant position in its common stock.

The top contributors to the Fund included: Bank of America, Met Life, Delta Airlines, Spirit Aerospace, Apple, and Hewlett Packard. The bottom contributors to the Fund’s performance included: Alpha Natural Resources, Nuestar, Nuskin, Newmont Mining, Citigroup and Staples.

From a sector perspective, Financials and Industrials accounted for most of Fund’s outperformance relative to the Russell 1000 Index, while Energy and Materials were the Fund’s worst performers.

We hope to continue delivering the solid results we obtained the past year, by consistently applying our understanding of company valuations and performance expectations to construct portfolios.

The fund’s top ten holdings are:

SPDR SP500 ETF

Bank of America

MetLife

CitiGroup

Intel

Edwards Life Science

Huntington Money Market Fund

Delta Air Lines, Inc.

Spirit Aerosystems Holdings

LyondellBasell Industries

Thank you for your continued trust and investment in our Fund.

Performance Results (Unaudited)

Total Return* (For the periods ended April 30, 2014)
		Average Annual Returns
	One Year	Five Years	Since Inception (June 2, 2006)
Toreador Core Fund – Retail Class	23.72%	17.95%	6.00%
Russell 1000® Index**	20.81%	19.52%	7.43%
S&P 500® Index**	20.44%	19.14%	7.21%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 29, 2013, were 1.74% of average net assets (1.21% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2014, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to August 31, 2014 except by the Board of Trustees.

Total Return* (For the periods ended April 30, 2014)
		Average Annual Return
	One Year	Three Years	Since Inception (September 1, 2009)
Toreador Core Fund – Institutional Class	23.97%	12.88%	15.46%
Russell 1000® Index**	20.81%	13.80%	16.84%
S&P 500® Index**	20.44%	13.83%	16.47%
Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 29, 2013, were 1.49% of average net assets (0.96% after fee waivers/expense reimbursements by the Adviser). The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2014, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to August 31, 2014, except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-343-5902.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**

The Russell 1000® Index and S&P 500® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Retail Class operations) and held through April 30, 2014. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on September 1, 2009 (commencement of Institutional Class operations) and held through April 30, 2014. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index and S&P 500® Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The indices returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

1	As a percentage of net assets.
2	Primarily consist of companies included in the S&P 500® Index and the Russell 1000® Index.
3	Primarily consist of companies other then Large Cap companies.

The investment objective of the Toreador Core Fund (the “Fund”) is long-term capital appreciation.

The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500® Index or the Russell 1000® Index. As of May 31, 2014, the Russell 1000 Index was composed of companies having market capitalizations of between $2.20 billion and $545 billion. As of March 31, 2014, the S&P 500 was composed of companies having market capitalizations of between $3.10 billion and $526.353 billion. In choosing investments, the Fund’s adviser, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2013 to April 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

Toreador Core Fund – Retail Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period* November 1, 2013 – April 30, 2014
Actual	$1,000.00	$1,101.00	$6.25
Hypothetical**	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Toreador Core Fund – Institutional Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period* November 1, 2013 – April 30, 2014
Actual	$1,000.00	$1,102.50	$4.95
Hypothetical**	$1,000.00	$1,020.08	$4.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS

April 30, 2014

Common Stocks – 89.31%	Shares	Fair Value
Consumer Discretionary – 10.93%
Advance Auto Parts, Inc.	6,545	$793,843
Carnival Corp.	28,466	1,118,998
Delphi Automotive PLC	22,263	1,488,059
GameStop Corp. – Class A	16,207	643,094
Liberty Media Corp. *	27,881	899,720
Macy’s, Inc.	13,170	756,353
Omnicom Group, Inc.	12,397	839,029
O’Reilly Automotive, Inc. *	5,544	824,892
Priceline.com, Inc. *	669	774,535
SeaWorld Entertainment, Inc.	29,772	894,946
Target Corp.	19,430	1,199,803
Viacom, Inc. – Class B	7,819	664,459

		10,897,731

Consumer Staples – 4.44%
Bunge Ltd.	6,743	537,080
Herbalife Ltd.	15,715	942,586
Keurig Green Mountain, Inc.	9,120	854,362
Mead Johnson Nutrition Co.	8,723	769,892
Nu Skin Enterprises, Inc.	5,332	463,884
Tyson Foods, Inc. – Class A	20,450	858,287

		4,426,091

Energy – 1.84%
Helmerich & Payne, Inc.	7,977	866,701
Valero Energy Corp.	16,949	968,974

		1,835,675

Financials – 26.45%
Aflac, Inc.	8,422	528,228
American International Group, Inc.	14,186	753,702
Assured Guaranty Ltd.	31,929	763,422
Axis Capital Holdings Ltd.	12,699	580,979
Bank of America Corp.	227,372	3,442,412

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2014

Common Stocks – 89.31% – continued	Shares	Fair Value
Financials – 26.45% – continued
Capital One Financial Corp.	9,441	$697,690
CBOE Holdings, Inc.	14,694	784,072
Citigroup, Inc.	63,150	3,025,517
CNA Financial Corp.	21,067	862,694
Discover Financial Services	15,467	864,605
Everest Re Group Ltd.	4,941	780,826
Hartford Financial Services Group, Inc.	16,732	600,177
JPMorgan Chase & Co.	26,398	1,477,760
Lincoln National Corp.	17,762	861,635
MetLife, Inc.	65,675	3,438,086
Moody’s Corp.	9,636	756,426
PartnerRe Ltd.	5,366	565,576
Prudential Financial, Inc.	10,632	857,790
Regions Financial Corp.	60,588	614,362
RenaissanceRe Holdings Ltd.	8,042	813,931
SLM Corp.	26,878	692,109
Travelers Cos., Inc./The	5,799	525,273
Unum Group	25,489	846,745
Validus Holdings Ltd.	13,214	489,843
XL Group PLC	24,186	758,231

		26,382,091

Health Care – 16.89%
AbbVie, Inc.	11,274	587,150
Aetna, Inc.	10,631	759,585
AmerisourceBergen Corp.	10,659	694,754
Boston Scientific Corp. *	57,467	724,659
C.R. Bard, Inc.	6,082	835,241
Celgene Corp. *	4,389	645,227
CIGNA Corp.	8,361	669,214
Edwards LifeSciences Corp. *	28,230	2,299,898
Endo International PLC *	13,110	825,209
Gilead Sciences, Inc. *	20,675	1,622,781
Hologic, Inc. *	32,437	680,690

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2014

Common Stocks – 89.31% – continued	Shares	Fair Value
Health Care – 16.89% – continued
Jazz Pharmaceuticals PLC *	5,217	$703,773
McKesson Corp.	3,750	634,463
Medtronic, Inc.	12,081	710,604
Mylan, Inc. *	17,270	876,971
Omnicare, Inc.	10,198	604,435
Pfizer, Inc.	17,844	558,160
St. Jude Medical, Inc.	10,254	650,821
United Therapeutics Corp. *	9,571	957,196
WellPoint, Inc.	7,970	802,420

		16,843,251

Industrials – 8.58%
AGCO Corp.	8,566	477,126
AMERCO	2,951	738,075
Avis Budget Group, Inc. *	18,329	963,922
Delta Air Lines, Inc.	54,618	2,011,581
Hertz Global Holdings, Inc. *	21,739	618,909
Spirit Aerosystems Holdings, Inc. *	61,538	1,847,986
Trinity Industries, Inc.	13,466	1,010,758
United Rentals, Inc. *	9,480	889,508

		8,557,865

Information Technology – 16.21%
Advanced Micro Devices, Inc. *	176,991	723,893
Apple, Inc.	2,932	1,730,144
CDW Corp.	32,799	924,604
CommScope Holding Co., Inc. *	36,467	972,940
First Solar, Inc. *	14,222	959,843
Gartner, Inc. *	10,566	728,420
Hewlett-Packard Co.	26,776	885,215
Ingram Micro, Inc. – Class A *	30,447	820,851
Intel Corp.	97,305	2,597,070
Lexmark International, Inc. – Class A	16,667	716,681
MasterCard, Inc. – Class A	8,180	601,639

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2014

Common Stocks – 89.31% – continued	Shares	Fair Value
Information Technology – 16.21% – continued
NeuStar, Inc. – Class A *	9,756	$250,924
Skyworks Solutions, Inc. *	26,325	1,080,641
Solera Holdings, Inc.	10,471	678,311
VeriSign, Inc. *	16,694	787,623
Visa, Inc. – Class A	4,169	844,681
Western Digital Corp.	9,802	863,850

		16,167,330

Materials – 3.23%
Cliffs Natural Resources, Inc.	26,829	475,410
Goldcorp, Inc.	20,638	510,171
Lyondellbasell Industries NV – Class A	19,618	1,814,665
Newmont Mining Corp.	17,077	424,022

		3,224,268

Utilities – 0.74%
AES Corp./The	51,399	742,716

TOTAL COMMON STOCKS (Cost $75,003,593)		89,077,018

Exchange-Traded Funds – 6.77%
SPDR S&P 500 ETF Trust	35,850	6,755,215

TOTAL EXCHANGE-TRADED FUNDS (Cost $6,688,079)		6,755,215

Money Market Securities – 2.30%
Huntington Money Market Fund, Institutional Shares, 0.01% (a)	2,292,777	2,292,777

TOTAL MONEY MARKET SECURITIES (Cost $2,292,777)		2,292,777

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

SCHEDULE OF INVESTMENTS – continued

April 30, 2014

Call Options Purchased – 1.60%	Contracts	Fair Value
Intel Corp./ January 2015/ Strike $20.00 (b)	1,500	$954,000
Intel Corp./ January 2016/ Strike $22.00 (b)	1,250	643,750

TOTAL CALL OPTIONS PURCHASED (Cost $1,197,352)		1,597,750

TOTAL INVESTMENTS – 99.98% (Cost $85,181,801)		99,722,760

Other Assets in Excess of Liabilities – 0.02%		23,602

TOTAL NET ASSETS – 100.00%		$99,746,362

(a)	Rate disclosed is the seven day yield as of April 30, 2014.
(b)	Each call option contract has a multiplier of 100 shares.
*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014

Assets
Investments in securities at fair value (cost $85,181,801)	$99,722,760
Receivable for fund shares sold	117,275
Dividends receivable	32,032
Interest receivable	29
Prepaid expenses	36,332

Total Assets	99,908,428

Liabilities
Payable for fund shares redeemed	60,683
Payable to Adviser	48,728
Payable to administrator, fund accountant, and transfer agent	15,104
Accrued service fees – Retail class	10,423
Payable to custodian	2,812
Payable to trustees	151
Other accrued expenses	24,165

Total Liabilities	162,066

Net Assets	$99,746,362

Net Assets consist of:
Paid-in capital	$81,286,730
Accumulated undistributed net investment income	89,813
Accumulated undistributed net realized gain from investment transactions and option contracts	3,828,860
Net unrealized appreciation on investments and option contracts	14,540,959

Net Assets	$99,746,362

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF ASSETS AND LIABILITIES – continued

April 30, 2014

Net Assets: Retail Class	$51,699,694

Shares outstanding (unlimited number of shares authorized, no par value)	3,728,043

Net asset value (“NAV”) and offering price per share	$13.87

Redemption price per share (NAV * 98%) (a)	$13.59

Net Assets: Institutional Class	$48,046,668

Shares outstanding (unlimited number of shares authorized, no par value)	3,462,783

Net asset value (“NAV”) and offering price per share	$13.88

Redemption price per share (NAV * 98%) (a)	$13.60

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2014

Investment Income
Dividend income (net of foreign taxes withheld of $3,249)	$1,001,012
Interest income	274

Total investment income	1,001,286

Expenses
Investment Adviser fee	667,841
Service fee – Retail class	93,684
Administration expenses	73,025
Fund accounting expenses	44,584
Transfer agent expenses	54,673
Legal expenses	23,594
Registration expenses	40,369
Custodian expenses	15,860
Audit expenses	18,000
Trustee expenses	9,197
Insurance expense	3,489
Pricing expenses	3,314
Report printing expense	20,570
CCO expense	8,434
Miscellaneous expenses	2,502

Total expenses	1,079,136
Fees waived and expenses reimbursed by Adviser	(279,176)

Net operating expenses	799,960

Net investment income	201,326

Net Realized and Unrealized Gain on Investments and Option Contracts
Net realized gain on investment transactions	7,948,135
Net realized gain on option transactions	91,335
Net change in unrealized appreciation of investments	6,043,578
Net change in unrealized appreciation of option contracts	276,623

Net realized and unrealized gain on investments and option contracts	14,359,671

Net increase in net assets resulting from operations	$14,560,997

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Increase in Net Assets due to:
Operations
Net investment income	$201,326	$262,186
Net realized gain on investment transactions and option contracts	8,039,470	3,809,085
Net change in unrealized appreciation of investments and option contracts	6,320,201	3,462,204

Net increase in net assets resulting from operations	14,560,997	7,533,475

Distributions
From net investment income – Retail Class	(24,510)	(133,235)
From net investment income – Institutional Class	(114,939)	(165,913)
From net realized gains – Retail Class	(2,938,693)	(849,352)
From net realized gains – Institutional Class	(3,333,303)	(691,456)

Total distributions	(6,411,445)	(1,839,956)

Capital Transactions – Retail Class
Proceeds from shares sold	24,150,246	5,511,044
Reinvestment of distributions	2,917,599	911,952
Amount paid for shares redeemed	(8,700,070)	(11,414,934)
Proceeds from redemption fees (a)	10,595	7,829

Total Retail Class	18,378,370	(4,984,109)

Capital Transactions – Institutional Class
Proceeds from shares sold	23,955,034	6,997,741
Reinvestment of distributions	2,944,788	740,233
Amount paid for shares redeemed	(7,691,944)	(5,320,626)
Proceeds from redemption fees (a)	954	2,340

Total Institutional Class	19,208,832	2,419,688

Net increase (decrease) in net assets resulting from capital transactions	37,587,202	(2,564,421)

Total Increase in Net Assets	45,736,754	3,129,098

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net Assets
Beginning of year	$54,009,608	$50,880,510

End of year	$99,746,362	$54,009,608

Accumulated net investment income included in net assets at end of year	$89,813	$27,936

Share Transactions – Retail Class
Shares sold	1,768,524	509,136
Shares issued in reinvestment of distributions	216,761	85,309
Shares redeemed	(642,658)	(1,092,338)

Total Retail Class	1,342,627	(497,893)

Share Transactions – Institutional Class
Shares sold	1,773,223	654,819
Shares issued in reinvestment of distributions	218,781	69,245
Shares redeemed	(568,763)	(500,347)

Total Institutional Class	1,423,241	223,717

Net increase (decrease) in share transactions	2,765,868	(274,176)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)	Year ended April 30, 2014
Selected Per Share Data:
Net asset value, beginning of period	$12.20

Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments and option contracts	2.85

Total from investment operations	2.86

Less distributions to shareholders:
From net investment income	(0.01)
From net realized gains	(1.18)

Total distributions	(1.19)

Paid in capital from redemption fees (b)	—

Payment by affiliate for investment violation and trading error	—

Net asset value, end of period	$13.87

Total Return (d)	23.72%

Ratios and Supplemental Data:
Net assets, end of period (000)	$51,700
Ratio of expenses to average net assets	1.20%
Ratio of expenses to average net assets before waiver and reimbursement	1.58%
Ratio of net investment income (loss) to average net assets	0.15%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(0.23)%
Portfolio turnover rate	95%

(a)	Amounts to less than $0.005 per share.

(b)	Redemption fees resulted in less than $0.005 per share.

(c)	See Note 6 in the Notes to the Financial Statements.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.76%.

(f)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.08%.

(g)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have been 35.11%.

(h)	Effective September 1, 2009, the Adviser agreed to waive fees to maintain Fund expenses at 0.95% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

Year ended April 30, 2013	Year ended April 30, 2012		Year ended April 30, 2011		Year ended April 30, 2010

$10.82	$11.03		$9.36		$6.93

0.06	0.03		0.03		0.01
1.76	(0.23)		1.66		2.42

1.82	(0.20)		1.69		2.43

(0.06)	(0.02)		(0.02)		(0.02)
(0.38)	—		—		—

(0.44)	(0.02)		(0.02)		(0.02)

—	—		—		—

—	0.01	(c)	—	(a)(c)	0.02	(c)

$12.20	$10.82		$11.03		$9.36

17.37%	(1.67	)%(e)	18.08	%(f)	35.40	%(g)

$29,109	$31,207		$35,866		$31,888
1.20%	1.20%		1.20%		1.29	%(h)
1.73%	1.65%		1.86%		1.86%
0.44%	0.27%		0.29%		0.10%
(0.09)%	(0.18)%		(0.37)%		(0.47)%
77%	105%		86%		60%

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)	Year Ended April 30, 2014
Selected Per Share Data
Net asset value, beginning of period	$12.21

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss) on investments and option contracts	2.84

Total from investment operations	2.89

Less distributions to shareholders:
From net investment income	(0.04)
From net realized gains	(1.18)

Total distributions	(1.22)

Paid in capital from redemption fees	— (b)

Payment by affiliate for investment violation and trading error	—

Net asset value, end of period	$13.88

Total Return (d)	23.97%

Ratios and Supplemental Data
Net assets, end of period (000)	$48,047
Ratio of expenses to average net assets	0.95%
Ratio of expenses to average net assets before waiver and reimbursement	1.33%
Ratio of net investment income (loss) to average net assets	0.39%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	0.02%
Portfolio turnover rate	95%

(a)	For the period September 1, 2009 (commencement of operations) to April 30, 2010.

(b)	Amounts to less than $0.005 per share.

(c)	See Note 6 in the Notes to the Financial Statements.

(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(e)	Not annualized.

(f)	Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.51%.

(g)	Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.26%.

(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Year Ended April 30, 2013	Year Ended April 30, 2012		Year Ended April 30, 2011		For the Period Ended April 30, 2010(a)

$10.83	$11.04		$9.37		$8.18

0.08	0.04		0.04		0.03
1.77	(0.21)		1.67		1.19

1.85	(0.17)		1.71		1.22

(0.09)	(0.05)		(0.04)		(0.03)
(0.38)	—		—		—

(0.47)	(0.05)		(0.04)		(0.03)

— (b)	—	(b)	—	(b)	—

—	0.01	(c)	—	(b)(c)	—

$12.21	$10.83		$11.04		$9.37

17.69%	(1.42	)%(f)	18.26	%(g)	14.92	%(e)

$24,901	$19,673		$10,334		$837
0.95%	0.95%		0.95%		0.95	%(h)
1.49%	1.43%		1.57%		1.68	%(h)
0.70%	0.47%		0.40%		0.49	%(h)
0.16%	(0.01)%		(0.22)%		(0.24	)%(h)
77%	105%		86%		60	%(e)

See accompanying notes which are an integral part of these financial statements.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2014

NOTE 1. ORGANIZATION

Toreador Core Fund (the “Fund,” formerly known as the Toreador Large Cap Fund) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment Adviser is Toreador Research & Trading LLC (the “Adviser”). The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class. Retail Class shares were first offered to the public on June 2, 2006; and Institutional Class shares were first offered to the public on September 1, 2009. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. Expenses attributable to any class are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended April 30, 2014, there were no material reclassifications.

The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position. As an example, the Fund may buy index options to serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may sell put or call options to enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. The Fund will sell call options only to the extent that it owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Purchasing Put Options – As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction. See Note 4 for additional disclosures.

Purchasing Call Options – As the holder of a call option, the Fund has the right to purchase the underlying security or currencies at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. See Note 4 for additional disclosures.

Writing Covered Call Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received,

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. In the event the option expires, premiums received are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received in determining realized gains or losses.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

• Level 1 –	quoted prices in active markets for identical securities
• Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and exchanged traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

Call and put options that the Fund invests in and writes are generally traded on an exchange. These options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

sale price is not available, the options will be valued at the mean between the bid and ask prices. The options will generally be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2014:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$89,077,018	$—	$—	$89,077,018
Exchange-Traded Funds	6,755,215	—	—	6,755,215
Money Market Securities	2,292,777	—	—	2,292,777
Call Options Purchased	1,597,750	—	—	1,597,750
Total	$99,722,760	$—	$—	$99,722,760

*	Refer to the Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended April 30, 2014, there were no transfers between levels. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 4: DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Assets and Liabilities as a liability at fair value and on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts, respectively. As of April 30, 2014, there were no open call options written.

For the year ended April 30, 2014 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Written Call Options	Net realized and unrealized gain (loss) on options contracts	$37,962	$(37,750)

Transactions in written options by the Fund during the fiscal year ended April 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at April 30, 2013	840	$88,990
Options written	500	49,980
Options exercised	(840)	(88,990)
Options terminated in closing purchase transactions	(500)	(49,980)

Options outstanding at April 30, 2014	—	$—

Call options purchased are represented on the Statement of Assets and Liabilities under investments in securities at fair value and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on options.

Please see the chart below for information regarding call options purchased for the Fund.

At April 30, 2014:

Derivatives	Location of Derivatives on Statements of Assets & Liabilities
Call Options Purchased	Investment in Securities, at fair value	$1,597,750

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 4: DERIVATIVE TRANSACTIONS – continued

For the year ended April 30, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Call Options Purchased	Net realized and unrealized gain (loss) on options	2,350	300	$53,373	$314,372

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the Amended and Restated Management Agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average net assets. For the fiscal year ended April 30, 2014, before the waiver described below, the Adviser earned a fee of $667,841 from the Fund. The Adviser has contractually agreed through August 31, 2014, to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class shares only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest do not exceed 0.95% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2014, the Adviser waived fees of $279,176. At April 30, 2014, the Adviser was owed $48,728 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2014 are as follows:

Amount	Subject to Repayment Until April 30,
$228,389	2015
251,538	2016
279,176	2017

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended April 30, 2014, HASI earned fees of $73,025 for administrative services provided to the Fund. At April 30, 2014, the Fund owed HASI $6,975 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended April 30, 2014, the Custodian earned fees of $15,860 for custody services provided to the Fund. At April 30, 2014, the Fund owed the Custodian $2,812 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended April 30, 2014, HASI earned fees of $54,673 from the Fund for transfer agent services. For the fiscal year ended April 30, 2014, HASI earned fees of $44,584 from the Fund for fund accounting services. At April 30, 2014, the Fund owed HASI $4,232 for transfer agent services and $3,897 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended April 30, 2014. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted an Administrative Services Plan (“Plan”) with respect to Retail Class shares, pursuant to which the Fund pays an annual fee (“Service Fee”) of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders. Financial intermediaries eligible to receive payments under the Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or the Adviser to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares. For purposes of the Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Retail Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Retail Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Retail Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Retail Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Retail Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and conformations of purchases, exchanges and redemptions. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class on an on-going basis. For the fiscal year ended April 30, 2014, the Retail Class incurred Service fees of $93,684. At April 30, 2014, $10,423 was owed to the Adviser pursuant to the Administrative Services Plan.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2014, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	99,313,149
Sales
U.S. Government Obligations	$—
Other	68,741,419

During the fiscal year ended April 30, 2012, the Adviser submitted a trade ticket on which shares of 41 different security issues were purchased in excess of the intended amount. To correct the error, sales of the excess shares were subsequently executed, although at a net lower price than the original purchase price, thus resulting in a loss to the Fund of $64,083. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

During the fiscal year ended April 30, 2011, the Adviser mistakenly purchased shares of Huntington Bancshares, Inc., (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary. Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN. Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a loss of $460, which the Adviser subsequently reimbursed to the Fund.

During the fiscal year ended April 30, 2010, the Adviser incorrectly entered a share amount when executing a purchase of Noble Corp. (“NE”). To correct the error, a subsequent sale of NE was executed, although at a

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 6. INVESTMENT TRANSACTIONS – continued

lower price than the original purchase price, resulting in a loss to the Fund of $10,802. Furthermore, the sale was inadvertently duplicated (resulting in a temporary short sale position) and the cost to purchase the shares on the open market was greater than the sale price, which resulted in an additional loss to the Fund of $45,061. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2014, Charles Schwab & Co., for the benefit of its customers, owned 42.17% of the Fund. As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At April 30, 2014, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$16,722,406
Gross (Depreciation)	(2,198,608)

Net Appreciation on Investments	$14,523,798

At April 30, 2014, the aggregate cost of securities for federal income tax purposes, was $85,198,962.

The tax characterization of distributions for the fiscal years ended April 30, 2014 and April 30, 2013, are as follows:

	2014	2013
Distributions paid from:
Ordinary income*	$1,636,196	$631,769
Long-term capital gain	4,775,249	1,208,187

	$6,411,445	$1,839,956

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

TOREADOR CORE FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

April 30, 2014

NOTE 9. FEDERAL TAX INFORMATION – continued

At April 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$89,813
Undistributed long-term capital gain	3,846,021
Unrealized appreciation	14,523,798

Total accumulated earnings	$18,459,632

At April 30, 2014, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales in the amount of $17,161

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Toreador Core Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Toreador Core Fund (the “Fund”), a series of Unified Series Trust, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Core Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 25, 2014

Additional Federal Income Tax Information (Unaudited):

Qualified Dividend Income: For the year ended April 30, 2014, the Fund designates 51.43% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended April 30, 2014, the Fund designates 51.77% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Long-Term Capital Gains: For the year ended April 30, 2014, the Fund hereby designates as a capital gain dividend with respect to the taxable year ending April 30, 2014, $4,775,249, or, subsequently determined to be different, the net capital gain of such year.

The Funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization. Chairman, Lexington Convention and Visitors Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust from February 2013 to December 2013; Treasurer of Huntington Funds from November 2010 to November 2013; Chief Financial Officer and Treasurer of Huntington Strategy Shares from November 2010 to November 2013; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Toreador Core Fund (the “Core Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Core Fund and, as required by law, determines annually whether to approve the continuance of the Core Fund’s management agreement with its investment adviser, Toreador Research & Trading LLC (“Toreador”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or Toreador (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 23, 2013 via teleconference to consider the renewal of the management agreement between the Trust and Toreador on behalf of the Core Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) copies of the Core Fund’s current management agreement and expense cap limitation agreement; (ii) a letter sent by the Administrator on behalf of the Board to Toreador requesting information that the Trustees likely would consider in determining whether to renew the Core Fund’s management agreement as required under Section 15(c) of the Act, and Toreador’s responses, including, among other information, any changes in advisory personnel providing services to the Core Fund, an analysis of Toreador’s profitability from managing the Core Fund, and Toreador’s certification that it does not enter into soft-dollar transactions on behalf of the Core Fund; (iii) a report by the Trust’s Chief Compliance Officer on Toreador’s compliance policies and procedures; (iv) Toreador’s balance sheet as of December 31, 2011 and 2012, and income statements for the 2011 and 2012 calendar years; (v) the Core Fund’s Schedule of Investments as of January 31, 2013; (vi) a commentary prepared by the Core Fund’s portfolio managers analyzing the Core Fund’s recent performance; (vii) reports prepared by the Administrator comparing the Core Fund’s performance, advisory fee and expense ratio to those of its peer group and benchmark, as applicable; and (viii) a description of factors reviewed by the Trustees in approving the Core Fund’s management agreement during the prior year. After discussing the materials, the Committee contacted certain executives of Toreador, including the Core Fund’s portfolio managers and Toreador’s Managing Director and Chief Compliance Officer, and conducted an interview led by the Chairman of the Board.

At the Trustees’ in-person meeting held on May 19 and 20, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Toreador on behalf of the Core Fund for an additional year. The Trustees’ approval of the Core Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent and Quality of Services – The Trustees considered Toreador’s responses regarding the resources provided to the Core Fund, the adequacy of these resources in light of the desired growth in the levels of the Core Fund’s assets, and whether the resources are sufficient. The Trustees determined that Toreador’s resources appear adequate, and specifically noted that Toreador continues to provide the services and support of various administrative and professional staff, including a chief compliance officer, two portfolio managers, and has recently added a new research director who is both a CPA and CFA and has a background in consulting and stock research. The Trustees noted that Toreador was not proposing any changes to the level of services provided to the Core Fund.

(ii) Fund Performance – The Trustees considered the performance of the Core Fund and reviewed materials provided by Toreador and the Administrator with respect to such performance. The Trustees noted that the returns of both the Institutional Class and Retail Class shares of the Core Fund had underperformed the Core Fund’s peer group average and primary benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended February 28, 2013. The Trustees considered Toreador’s explanation that much of the underperformance over the past year is attributable to underperforming holdings in the consumer discretionary, energy, and technology sectors, and that the Core Fund has outperformed its peer group average and benchmark over the year-to-date period ended March 31, 2013.

(iii) Fee Rate and Profitability – The Trustees considered that the Core Fund’s net advisory fee (after fee waivers/expense reimbursements) is below the average fee of its peer group, and the Core Fund’s net expense ratio is in line with the peer group average. The Trustees noted that this is a result of Toreador’s agreement to cap the Core Fund’s expenses through August 31, 2013, and that Toreador has indicated that it anticipates extending this expense cap for at least one more year. The Trustees noted Toreador’s explanation that it does not manage any other investment vehicles or separate accounts using a similar investment strategy to that which it uses to manage the Core Fund, and thus comparisons to the advisory fee charged to the Core Fund versus advisory fees charged to other Toreador clients would not be appropriate. The Trustees also considered Toreador’s representation that, whether or not marketing expenses are deducted, Toreador is realizing a profit as a result of managing the Core Fund. The Trustees determined that the profit is not excessive.

The Trustees next reviewed and discussed Toreador’s income statements for the years ended December 31, 2011 and 2012, and balance sheets as of December 31, 2011 and 2012. The Committee also noted that Toreador has confirmed that it does not enter into soft dollar arrangements on behalf of the Core Fund. The Trustees considered that Toreador receives a 0.25% administrative services fee from the Core Fund, and that this fee is passed through to pay mutual fund platforms that provide sub-transfer agency and other administrative services to Core Fund shareholders.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Toreador as the Core Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that Toreador is presently capping expenses for the Core Fund, and that that Toreador has agreed to consider adding breakpoints to its management fee in the future should it begin to realize significant economies of scale as a result of managing the Core Fund.

*        *        *         *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Core Fund are reasonable, based on the nature and quality of advisory services provided by Toreador to the Core Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Toreador on behalf of the Core Fund.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 343-5902 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

TOREADOR CORE FUND

ANNUAL REPORT

April 30, 2014

Fund Adviser:

Toreador Research & Trading LLC

7493 North Ingram, Suite 104

Fresno, CA 93711

Toll Free (800) 343-5902

Annual Report

April 30, 2014

Fund Adviser:

Martin Capital Management, LLC

300 NIBCO Parkway, Suite 301

Elkhart, IN 46516

Toll Free (855) 367-6383

MANAGEMENT DISCUSSION & ANALYSIS – (Unaudited)

The Martin Focused Value Fund (the “Fund”) was launched on May 4, 2012. Since the previous fund year-end April 30, 2013, the S&P 500, including dividends, has returned 20.44% through April 30, 2014. For the same time period, the Fund’s institutional share class (MFVIX) returned 1.00% while the retail share class (MFVRX) returned 0.50%.

Although the Management Discussion and Analysis narrative from April 30, 2013 and from October 30, 2013 could easily be repeated again in this report dated April 30, 2014, we believe the environment for long-term investors continues to deteriorate because of the increasing emergence and even dominance of speculative activities to the point where prudence would dictate that stronger words of warning are necessary at this time. Undergirding much of the deterioration is a Federal Reserve policy, mirrored by the European Central Bank, which has had the effect of managing market interest rates to levels well below those that might exist in unfettered markets. When managed interest rates, which are the basis for discounting the cash flows of most asset classes and thus determining their present value, are held below their free-market levels, pricing distortions inevitably occur. Moreover, because low interest rates are in effect a sustaining subsidy to otherwise financially marginal businesses, an unwarranted and potentially destructive illusion of stability is created. Because the effect of such distortions is cumulative, difficult-to-reverse expectations become institutionalized. The longer such policies continue, the more fragile the system becomes. Unintended consequences become more likely, as do catastrophic meltdowns. Accordingly, the Fund held about 91% of its assets in cash and short-term U.S. Treasury securities on April 30, 2014. Until the environment is more accommodative to long-term, risk-averse investors, we will wait patiently and remain steadfast in our conviction that now is a time to be more concerned about the return of principal than the return on principal.

Much of the Fund’s underperformance versus the S&P 500 Index during the period was the result of the Fund’s large positions in cash and short-term U.S. Treasury securities, which limited its exposure to rallying equity markets, at least through year-end 2013. The manager believes that the Fund will see a better, although at this point undefined, set of long-term investment choices in the future, and will have the optionality that only liquid assets provide to then take advantage of them.

Existing equity holdings that contributed positively to the Fund during the twelve-month interval include Gentex, Stryker, and Wal-Mart, as did Garmin, which was purchased in May 2013. In total, the equities we held produced returns of 27.93% during the twelve months, and we continued to hold 7.7% of Fund assets in the common equity securities of the above-named companies as of the end of the twelve-month period.

The Fund has occasionally utilized derivative instruments as a way to manage risk or generate returns. In the past fiscal year, we purchased S&P 500 Index options to capitalize on market fluctuations while awaiting opportunities to buy individual companies at attractive prices. We purchased six-month calls in June of 2013 to generate returns in the portfolio in the event that the market continued to advance, and we bought five different put option contracts at various times, strike prices, and expiration dates to hedge the portfolio or generate returns in the event the market declined. The market has advanced since the options were purchased and the calls generated profits while the puts have produced losses. In total, the options (puts and calls combined) resulted in a net loss to the Fund, reducing its total return for the year by approximately 1%. Given the risk dynamics addressed above, and since the vast majority of the Fund’s assets are invested in what are generally perceived to be among the least risky assets, it is our intent to increase our exposure, well within the limits imposed in the prospectus, to derivative instruments whose prices tend to rise when the prices of assets from which they derive their value fall. In addition to index put options, the manager may use put options on individual securities.

The market has continued to advance marginally into 2014, breaking into new high ground. Valuations have become even more stretched while economic, financial and tail risks have not subsided significantly in our view.

1

We thus remain focused on managing risk at a time when it seems everyone else is focused on return. Moreover, as noted above, we intend to be somewhat more opportunistic in arbitraging the widening spread between price and value. Understandably, most value investors are one-dimensional in this regard: that is, they look to purchase assets selling below intrinsic value. Within the conservative limitations imposed by our mandate of achieving long-term capital growth, we think a two-dimensional strategy, despite being somewhat unconventional, is timely, enlightened, and entirely consistent with our mandate. Moreover, as fiercely independent and forward-thinking managers, we believe the choices made today in favor of possessing the liquidity to take advantage of future opportunity sets will help Martin Focused Value Fund achieve its objectives.

2

INVESTMENT RESULTS – (Unaudited)

Total Returns*
(For the periods ended April 30, 2014)
		Average Annual Returns
	One Year	Since Inception (May 4, 2012)
Martin Focused Value Fund, Institutional Class	1.00%	0.69%
S&P 500® Index**	20.44%	18.99%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 29, 2013 were 3.16% of net assets for the Institutional Class (1.02% after fee waivers/expense reimbursements by the Adviser). The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses through June 30, 2015, so that total annual Fund operating expenses (including brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; Retail Class 12b-1 and administrative services fees and extraordinary litigation expenses) do not exceed 0.99% of the Fund’s average daily net assets. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Total Returns*
(For the periods ended April 30, 2014)
		Average Annual Returns
	One Year	Since Inception (May 4, 2012)
Martin Focused Value Fund, Retail Class	0.50%	0.24%
S&P 500® Index**	20.44%	18.99%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated August 29, 2013 were 3.56% of net assets for the Institutional Class (1.42% after fee waivers/expense reimbursements by the Adviser). The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses through June 30, 2015, so that total annual Fund operating expenses (including brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; Retail Class 12b-1 and administrative services fees and extraordinary litigation expenses) do not exceed 0.99% of the Fund’s average daily net assets. Each fee waiver and expense reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees.

3

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-367-6383.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

INVESTMENT RESULTS – (Unaudited)

Comparison of a $10,000 Investment in the Martin Focused Value Fund, Institutional and Retail Class,

and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on May 4, 2012 (commencement of Fund operations) and held through April 30, 2014. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-367-6383. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Martin Focused Value Fund is long-term growth of capital.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, November 1, 2013 to April 30, 2014.

6

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Martin Focused Value Fund – Institutional Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 – April 30, 2014
Actual	$1,000.00	$991.20	$4.89
Hypothetical**	$1,000.00	$1,019.89	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

Martin Focused Value Fund – Retail Class	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 – April 30, 2014
Actual	$1,000.00	$988.20	$6.85
Hypothetical **	$1,000.00	$1,017.90	$6.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

7

MARTIN FOCUSED VALUE FUND

SCHEDULE OF INVESTMENTS

April 30, 2014

COMMON STOCKS – 7.71%	Shares	Fair Value

Consumer Discretionary – 4.40%
Garmin Ltd.	2,750	$157,025
Gentex Corp.	17,555	503,302

		660,327

Consumer Staples – 2.11%
Wal-Mart Stores, Inc.	3,965	316,050

Health Care – 1.20%
Stryker Corp.	2,325	180,769

TOTAL COMMON STOCKS (Cost $777,795)		1,157,146

U.S. TREASURY OBLIGATIONS – 83.41%	Principal Amount
U.S. Treasury Note, 0.750%, 6/15/2014	$2,525,000	2,527,318
U.S. Treasury Note, 0.250%, 9/15/2014	2,675,000	2,677,038
U.S. Treasury Note, 2.125%, 11/30/2014	4,260,000	4,311,418
U.S. Treasury Note, 4.000%, 2/15/2015	2,905,000	2,994,988

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,507,470)		12,510,762

MONEY MARKET SECURITIES – 7.17%	Shares
Fidelity Institutional Money Market Treasury Only – Class I, 0.01% (a)	1,075,593	1,075,593

TOTAL MONEY MARKET SECURITIES (Cost $1,075,593)		1,075,593

PUT OPTIONS PURCHASED – 1.10%	Contracts
Garmin Ltd., Put @ 50, Expiring July 2014 (b)*	28	1,288
Standard & Poor’s 500 Index, Put @ 1750, Expiring July 2014 (b)*	117	163,800

TOTAL PUT OPTIONS PURCHASED (Cost $269,347)		165,088

TOTAL INVESTMENTS – 99.39% (Cost $14,630,205)		14,908,589

Other Assets in Excess of Liabilities – 0.61%		91,096

TOTAL NET ASSETS – 100.00%		$14,999,685

(a)	Rate disclosed is the seven day yield as of April 30, 2014.

(b)	Each put option contract has a multiplier of 100 shares.

*	Non-Income producing security.

See accompanying notes which are an integral part of these financial statements.

8

MARTIN FOCUSED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014

Assets
Investments in securities at fair value (cost $14,630,205)	$14,908,589
Interest receivable	69,866
Receivable from Adviser	15,000
Prepaid expenses	33,291

Total Assets	15,026,746

Liabilities
Payable to administrator, fund accountant, and transfer agent	9,725
Accrued 12b-1 fees – Retail class	121
Accrued service fees – Retail class	73
Payable to custodian	834
Payable to trustees	23
Other accrued expenses	16,285

Total Liabilities	27,061

Net Assets	$14,999,685

Net Assets consist of:
Paid-in capital	$14,819,693
Accumulated undistributed net investment (loss)	(34,914)
Accumulated undistributed net realized loss from investment transactions and option contracts	(63,478)
Net unrealized appreciation on investments and option contracts	278,384

Net Assets	$14,999,685

Net Assets: Institutional Class	$14,415,903

Shares outstanding (unlimited number of shares authorized, no par value)	1,427,916

Net asset value (“NAV”) and offering price per share	$10.10

Redemption price per share (NAV * 98%) (a)	$9.90

Net Assets: Retail Class	$583,782

Shares outstanding (unlimited number of shares authorized, no par value)	58,306

Net asset value (“NAV”) and offering price per share	$10.01

Redemption price per share (NAV * 98%) (a)	$9.81

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

9

MARTIN FOCUSED VALUE FUND

STATEMENT OF OPERATIONS

For the year ended April 30, 2014

Investment Income
Dividend income	$28,459
Interest income	11,932

Total investment income	40,391

Expenses
Investment Adviser fee	111,917
12b-1 fee – Retail class	824
Service fee – Retail class	494
Administration expenses	47,500
Fund accounting expenses	35,000
Transfer agent expenses	53,165
Legal expenses	28,891
Registration expenses	37,062
Custodian expenses	5,409
Audit expenses	16,000
Trustee expenses	9,220
Insurance expense	3,982
Pricing expenses	1,086
Report printing expense	7,995
Offering expense	2,849
CCO expense	8,251
Miscellaneous expenses	3,300

Total expenses	372,945
Fees waived and expenses reimbursed by Adviser	(248,442)

Net operating expenses	124,503

Net investment loss	(84,112)

Net Realized and Unrealized Gain on Investments and Option Contracts
Net realized gain on investment transactions	176,862
Net realized loss on option contracts	(252,359)
Net change in unrealized appreciation of investments	122,157
Net change in unrealized appreciation of option contracts	123,670

Net realized and unrealized gain on investments and option contracts	170,330

Net increase in net assets resulting from operations	$86,218

See accompanying notes which are an integral part of these financial statements.

10

MARTIN FOCUSED VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013 (a)
Increase in Net Assets due to:
Operations
Net investment loss	$(84,112)	$(86,512)
Net realized gain (loss) on investment transactions and option contracts	(75,497)	67,629
Net change in unrealized appreciation of investments and option contracts	245,827	32,557

Net increase in net assets resulting from operations	86,218	13,674

Distributions
From net realized gains – Institutional Class	–	(54,827)
From net realized gains – Retail Class	–	(881)

Total distributions	–	(55,708)

Capital Transactions – Institutional Class
Proceeds from shares sold	6,596,873	15,510,256
Reinvestment of distributions	–	54,808
Amount paid for shares redeemed	(4,265,192)	(3,529,291)
Proceeds from redemption fees (b)	–	2,061

Total Institutional Class	2,331,681	12,037,834

Capital Transactions – Retail Class
Proceeds from shares sold	498,530	409,633
Reinvestment of distributions	–	881
Amount paid for shares redeemed	(218,645)	(104,413)

Total Retail Class	279,885	306,101

Net increase in net assets resulting from capital transactions	2,611,566	12,343,935

Total Increase in Net Assets	2,697,784	12,301,901

Net Assets
Beginning of period	12,301,901	–

End of period	$14,999,685	$12,301,901

Accumulated net investment loss included in net assets at end of period	$(34,914)	$(26,998)

Share Transactions – Institutional Class
Shares sold	650,375	1,550,061
Shares issued in reinvestment of distributions	–	5,525
Shares redeemed	(422,398)	(355,647)

Total Institutional Class	227,977	1,199,939

Share Transactions – Retail Class
Shares sold	49,388	41,129
Shares issued in reinvestment of distributions	–	89
Shares redeemed	(21,730)	(10,570)

Total Retail Class	27,658	30,648

Net increase in share transactions	255,635	1,230,587

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.

(b)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

MARTIN FOCUSED VALUE FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (loss)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments and option contracts	0.15	0.11

Total from investment operations	0.10	0.04

Less distributions to shareholders:
From net realized gains	–	(0.04)

Total distributions	–	(0.04)

Paid in capital from redemption fees (b)	–	–

Net asset value, end of period	$10.10	$10.00

Total Return (c)	1.00%	0.37	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000)	$14,416	$11,997
Ratio of net expenses to average net assets	0.99%	1.00	%(e)(f)
Ratio of expenses to average net assets before waiver and reimbursement	2.99%	3.13	%(e)
Ratio of net investment income (loss) to average net assets	(0.67)%	(0.71	)%(e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(2.66)%	(2.84	)%(e)
Portfolio turnover rate	8%	108	%(d)

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 30, 2012, the Adviser agreed to waive certain fees to maintain Fund expense at 0.99%. Prior to that date, the expense cap was 1.00%.

See accompanying notes which are an integral part of these financial statements.

12

MARTIN FOCUSED VALUE FUND – RETAIL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.96	$10.00

Income from investment operations:
Net investment income (loss)	(0.05)	(0.11	)(b)
Net realized and unrealized gain (loss) on investments and option contracts	0.10	0.11

Total from investment operations	0.05	0.00

Less distributions to shareholders:
From net realized gains	–	(0.04)

Total distributions	–	(0.04)

Net asset value, end of period	$10.01	$9.96

Total Return (c)	0.50%	(0.03	)%(d)
Ratios and Supplemental Data:
Net assets, end of period (000)	$584	$305
Ratio of net expenses to average net assets	1.39%	1.40	%(e)(f)
Ratio of expenses to average net assets before waiver and reimbursement	3.44%	3.43	%(e)
Ratio of net investment income (loss) to average net assets	(1.06)%	(1.10	)%(e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(3.11)%	(3.13	)%(e)
Portfolio turnover rate	8%	108	%(d)

(a)	For the period May 4, 2012 (commencement of operations) to April 30, 2013.
(b)	Calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Effective November 30, 2012, the Adviser agreed to waive certain fees to maintain Fund expenses at 0.99% excluding service and 12b-1 fees. Prior to that date, the expense cap was 1.00%.

See accompanying notes which are an integral part of these financial statements.

13

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2014

NOTE 1. ORGANIZATION

Martin Focused Value Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 7, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Martin Capital Management, LLC (the “Adviser”). The Fund seeks to provide long-term growth of capital.

The Fund currently offers two classes of shares, Institutional Class and Retail Class. Both shares were first offered to the public on May 4, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the tax year ends and the interim tax period since inception). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

14

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Options – The Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts). All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

The Fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The investment objective of the Fund as it relates to derivative investments is an effort to manage risk or generate returns.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended April 30, 2014, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)
Martin Focused Value Fund	$(76,196)	$76,196	$—

15

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

16

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities such as U.S. Treasury obligations, when valued using market quotations in an active market, are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities are classified as Level 2 securities.

Call and put options that the Fund invests in and writes are generally traded on an exchange. The options in which the Fund invest are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean of the last bid and ask prices. The options are generally categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the fair value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

17

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$1,157,146	$–	$–	$1,157,146
U. S. Treasury Obligations	–	12,510,762	–	12,510,762
Money Market Securities	1,075,593	–	–	1,075,593
Put Options Purchased	165,088	–	–	165,088
Total	$2,397,827	$12,510,762	$–	$14,908,589

* Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended April 30, 2014, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Assets and Liabilities under investments in securities at fair value and on the Statement of Operations under net realized gain (loss) on options contracts and change in unrealized appreciation (depreciation) of option contracts, respectively.

Please see the chart below for information regarding options purchased by the Fund.

At April 30, 2014:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities
Equity Risk
Put Options Purchased	Investment in securities, at fair value	$165,088

18

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 4. DERIVATIVE TRANSACTIONS – continued

For the fiscal year end April 30, 2014 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Put Options Purchased	Net realized and unrealized gain (loss) on option contracts	310	165	$(435,434)	$123,670
Equity Risk: Call Options Purchased	Net realized and unrealized gain (loss) on option contracts	204	204	$183,075	$–

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any Administrative servicing fees (Retail Class shares only), 12b-1 fees (Retail Class shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 0.99% of its average daily net assets of the Fund through June 30, 2015. For the fiscal year ended April 30, 2014, the Adviser earned fees of $111,917 from the Fund. The Adviser waived fees and reimbursed expenses in the amount of $248,442. At April 30, 2014, the Adviser owed $15,000 to the Fund.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through April 30,
$ 257,424	2016
248,442	2017

The Fund retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended April 30, 2014, HASI earned fees of $47,500 for administrative services provided to the Fund. At April 30, 2014, the Fund owed HASI $3,959 for administrative services.

19

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended April 30, 2014, the Custodian earned fees of $5,409 for custody services provided to the Fund. At April 30, 2014, the Fund owed the Custodian $834 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund transfer agent services. For the fiscal year ended April 30, 2014, HASI earned fees of $53,165 from the Fund for transfer agent services. At April 30, 2014, the Fund owed HASI $2,850 for transfer agent services.

For the fiscal year ended April 30, 2014, HASI earned fees of $35,000 from the Fund for fund accounting services provided to the Fund. At April 30, 2014, HASI was owed $2,916 from the Fund for fund accounting services.

Unified Financial Securities, Inc. acts as the principal distributor of the Fund. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan (the “Plan”) for its Retail Class shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Retail Class shares to the Distributor, the Adviser or other financial institutions in connection with the promotion and distribution of the Fund’s Retail Class shares or the provision of personal services to Retail Class shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Because these fees are an ongoing expense, over time they reduce the net investment results of the Retail Class shares. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. For the fiscal year ended April 30, 2014, the Retail Class incurred 12b-1 fees of $824. At April 30, 2014, $121 was owed to the Adviser.

The Fund has adopted a Retail Class Administrative Services Plan, under which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Retail Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of an investment in the Fund’s Retail Class shares because these fees are paid out of the Retail Class on an on-going basis. For the fiscal year ended April 30, 2014, the Retail Class incurred Service fees of $494. At April 30, 2014, $73 was owed to the Adviser pursuant to the Administrative Services Plan.

20

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	100,871
Sales
U.S. Government Obligations	$–
Other	381,741

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At April 30, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, owned 35.23% of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At April 30, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$382,643
Gross (Depreciation)	(1,408)

Net Appreciation (Depreciation) on Investments	$381,235

At April 30, 2014, the aggregate cost of securities for federal income tax purposes was $14,360,858.

The tax character of distributions paid during the period ended April 30, 2013, was as follows:

2013
Long-term capital gain	$55,708

Total distributions paid	$55,708

21

MARTIN FOCUSED VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2014

NOTE 9. FEDERAL TAX INFORMATION – continued

At April 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(201,243)
Unrealized net appreciation	381,235

Total accumulated earnings	$179,992

At April 30, 2014, the differences between book basis and tax-basis unrealized net appreciation is attributable to Section 1256 contracts. Under current tax law, net investment losses realized after December 31 and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Post-December Ordinary Losses	Post-October Capital Losses
$ 34,914	$54,084

As of April 30, 2014, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $112,245.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since April 30, 2014, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Martin Focused Value Fund and Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Focused Value Fund (the “Fund”), a series of Unified Series Trust, as of April 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Martin Focused Value Fund as of April 30, 2014, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 25, 2014

23

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization. Chairman, Lexington Convention and Visitors Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

24

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust from February 2013 to December 2013; Treasurer of Huntington Funds from November 2010 to November 2013; Chief Financial Officer and Treasurer of Huntington Strategy Shares from November 2010 to November 2013; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

25

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 367-6383 to request a copy of the SAI or to make shareholder inquiries.

26

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

Martin Focused Value Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Martin Capital Management, LLC (“Martin”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Martin (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on January 14, 2014 via teleconference to consider the renewal of the management agreement between the Trust and Martin on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) a detailed letter to Martin requesting information that the Board likely would consider in renewing the management agreement, and Martin’s responses; (ii) a description of factors considered by the Board in approving the Fund’s initial management agreement; (iii) Martin’s portfolio manager commentary discussing the Fund’s performance since its inception in May 2012, factors affecting this performance, and why the performance varied from that of its benchmark; (iv) a schedule of the Fund’s investments as of October 31, 2013; (v) a memorandum prepared by the Administrator comparing the Fund’s performance returns to those of its benchmark, peer group, and Morningstar Category average for the three-month, year-to-date, and one-year periods ended November 30, 2013; comparing the Fund’s advisory fee and total expense ratio for Retail Class and Institutional Class shares to those of its peer group; and providing certain other performance and volatility information as reported by Morningstar; (vi) performance returns for Martin’s separate accounts that are managed using similar investment strategies to the Fund’s; (vii) Martin’s balance sheets as of December 31, 2012 and September 30, 2013, profit & loss statement for year ended December 31, 2012, and an analysis of Martin’s financial statements for the third quarter of 2013; (viii) a profitability analysis prepared by Martin with respect to its relationship with the Fund; (ix) a certification from Martin that it does not engage in soft-dollar transactions on behalf of the Fund; (x) a copy of the current management agreement between the Trust and Martin on behalf of the Fund; and (xi) a report from the Trust’s Chief Compliance Officer summarizing his review of Martin’s compliance policies and procedures. After discussing these materials, the Committee contacted Martin’s Chief Executive Officer, who also serves as the Fund’s portfolio manager, and Martin’s Chief Financial Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on February 16 and 17, 2014, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Martin on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent and Quality of Services – The Trustees considered Martin’s responses regarding the resources provided to the Fund, the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient. The Trustees noted Martin’s representation that it was not proposing any changes to the level of services provided to the Fund and that it did not intend to make any changes to the Fund’s investment strategies. The Trustees noted that Martin continues to provide the services of an experienced portfolio manager, and that Martin has recently hired a new Chief
Financial Officer.

27

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

(ii)	Fund Performance – The Trustees noted that the Fund’s share classes had substantially underperformed the Fund’s benchmark, the S&P 500 Index, and its peer group for the three-month, year-to-date, and one-year periods ended November 30, 2013. The Trustees noted that much of this underperformance resulted from the Fund’s significant defensive position in cash and cash equivalents, which meant that the Fund did not participate in the recent upswing in the equity markets.

The Trustees considered Martin’s explanation that it uses the same value strategy to manage the Fund as the Fund’s portfolio manager has used for the past 25 years to manage separate accounts, and that this strategy seeks companies that the portfolio manager believes are trading below their true worth. The Trustees noted Martin’s explanation that it believes that, in the current market, equity securities are generally trading at a level far above their true worth, partly driven by easy money created by quantitative easing programs instituted by the Federal Reserve, and that Martin believes there likely will be a downward correction in equity prices in the near future. The Trustees considered Martin’s explanation that, rather than investing in companies that Martin believes are overpriced, the Fund holds a large portion of its holdings in cash and cash-equivalents as Martin waits for what it believes are better long-term value prospects. The Trustees noted that the Fund’s prospectus discloses that at times the Fund may be “significantly” invested in cash and cash equivalents, and that the Fund’s defensive position had been further disclosed to investors in reports to shareholders and management’s discussion & analysis included in these reports.

The Trustees next reviewed the performance of the Fund compared to the performance of Martin’s separate accounts. The Trustees considered Martin’s representation that the separate accounts had outperformed the Fund due to the outperformance of certain investments held by the separate accounts prior to the Fund’s inception, which were not subsequently added to the Fund’s portfolio.

(iii)	Fee Rate and Profitability – The Trustees considered that Martin is currently capping the Fund’s expenses, and noted that the net advisory fee for Retail Class shares is below the peer group average and median, while the net advisory fee for Institutional Class shares is higher than the peer group average and median due to significant fee waivers by the peer group funds. The Trustees also noted that total net expenses for the Fund’s Institutional Class shares are lower than the peer group average and median, while total net expenses for Retail Class shares are slightly higher than the peer group average and even with the peer group median. The Trustees considered Martin’s representation that its advisory fee charged to separate accounts is either the same as the Fund’s gross advisory fee, or a performance fee option is available. The Trustees considered that Martin has agreed to cap certain of the Fund’s operating expenses through June 30, 2015, and has affirmed that it does not engage in soft-dollar transactions on behalf of the Fund.

The Trustees next reviewed and discussed Martin’s profit & loss statements and balance sheets, and reviewed a profitability analysis prepared by Martin. The Trustees noted that Martin had provided a revised profitability analysis, which showed that whether or not marketing expenses for the Fund are taken into account, Martin is not earning a profit as a result of managing the Fund. They also considered Martin’s representation that it has hired a new employee who Martin believes will bring additional assets to the firm.

(iv) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Martin as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Fund is recently organized, that Martin continues to cap the Fund’s expenses, and that Martin is not making a profit as a result of managing the Fund. Because of this, the Trustees concluded that Martin had not yet begun to realize economies of scale as a result of managing the Fund, and determined that they would revisit this issue in the future as the Fund grows.

*    *    *    *    *

28

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by Martin to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Martin on behalf of the Fund.

29

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (855) 367-6383 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert	W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Martin Capital Management, LLC

300 NIBCO Parkway, Suite 301

Elkhart, IN 46516

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting:	We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	The Toreador Fund:	FY 2014	$14,500
		FY 2013	$14,500

	The Martin Fund:	FY 2014	$14,500
		FY 2013	$13,500

(b)	Tax Fees
		Registrant
	The Toreador Fund:	FY 2014	$2,500
		FY 2013	$2,500

	The Martin Fund:	FY 2014	$2,500
		FY 2013	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c)	All Other Fees
		Registrant
	The Toreador Fund:	FY 2014	$0
		FY 2013	$0

	The Martin Fund:	FY 2014	$0
		FY 2013	$0

(d) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2014	$0	$0
FY 2013	$0	$0

(g)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of June 20, 2014 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Unified Series Trust

By /s/ John C. Swhear
John C. Swhear, President
Date 06/20/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John C. Swhear
John C. Swhear, President
Date 06/20/2014

By /s/ Robert W. Silva
Robert W. Silva, Treasurer
Date 06/20/2014